Exhibit 8(b)(6)

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this ‘‘Restated Credit Agreement’’), dated as of November 23, 2005 among certain borrowers set forth on the signature pages hereto (each, a ‘‘Borrower’’), the various financial institutions parties to this Restated Credit Agreement (collectively, the ‘‘Banks’’), PNC Bank, N.A. and Lloyds TSB Bank plc, as syndication agents, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA) as administrative agent.

WHEREAS, the Borrowers, the Banks, the Administrative Agent and various other agents entered into a Fifth Amended and Restated Credit Agreement dated as of November 26, 2004, which amended a Fourth Amended and Restated Credit Agreement dated as of November 28, 2003, which amended a Third Amended and Restated Credit Agreement dated as of November 29, 2002, which amended the Second Amended and Restated Credit Agreement dated as of November 30, 2001, which amended the Amended and Restated Credit Agreement dated as of December 1, 2000, among certain Borrowers and certain Banks (as amended and restated, the ‘‘Credit Agreement’’; terms defined in the Credit Agreement are, unless otherwise defined or the context otherwise requires, used herein as defined therein); and

WHEREAS, the parties hereto desire to amend and restate the Credit Agreement in its entirety as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1: AMENDMENT. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.7 below.

1.1 Definition. The definition of ‘‘Termination Date’’ in Section 1.1 of the Credit Agreement is hereby amended by the deletion of the date ‘‘November 23, 2005’’ and the substitution of the date ‘‘November 22, 2006.’’

1.2 Indemnification. Section 7.5 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

The agreements in this Section shall survive the termination of the Commitments and the payment of the Loans and all other amounts payable hereunder.

1.3 Expenses; Documentary Taxes; Indemnification. Section 8.3 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

(c) The agreements in this Section shall survive the termination of the Commitments and the payment of the Loans and all other amounts payable hereunder.

1.4 New Borrowers. Each of (i) Managed Account Series (‘‘MAS’’), not in its individual capacity, but on behalf of Global SmallCap Portfolio, Mid Cap Value Opportunities Portfolio, US Mortgage Portfolio and High Income Portfolio (collectively, the ‘‘MAS Borrowers’’); (ii) FDP Series Inc. (‘‘FDP’’), not in its individual capacity, but on behalf of Marisco Growth FDP Fund, MFS Research International FDP Fund, Franklin Templeton Total Return FDP Fund and Van Kampen Value FDP Fund (collectively, the ‘‘FDP Borrowers’’); and (iii) Merrill Lynch Global Equity Opportunities Fund in its individual capacity (the ‘‘GEOP Borrower’’; and collectively with the MAS Borrowers and the FDP Borrowers, the ‘‘New Borrowers’’), by its execution of this Restated Credit Agreement hereby, agrees, represents and warrants solely with respect to itself that, as of the date hereof and after giving effect hereto:

(a)	it (or, with respect to MAS and FDP, each New Borrower on whose behalf it acts) shall be a Borrower under the Credit Agreement, as amended and restated hereby;

(b)	it (or, with respect to MAS and FDP, each New Borrower on whose behalf it acts) shall be bound by the terms and conditions of the Credit Agreement, as amended and restated hereby, as a Borrower;

(c)	the representations and warranties set forth in Article IV of the Credit Agreement, as amended and restated hereby, with respect to it (or, with respect to MAS and FDP, each New Borrower on whose behalf it acts) are true and correct;

(d)	it (or, with respect to MAS and FDP, each New Borrower on whose behalf it acts) is in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement, as amended and restated hereby, on its part to be observed or performed; and

(e)	no Default or Event of Default with respect to it (or, with respect to MAS and FDP, each New Borrower on whose behalf it acts) has occurred and be continuing.

1.5 Schedule 1. Schedule 1 to the Credit Agreement is hereby amended to state as set forth as Schedule 1 to this Restated Credit Agreement.

1.6 Schedule 4.9. Schedule 4.9 to the Credit Agreement is hereby amended to state as set forth as Schedule 4.9 to this Restated Credit Agreement.

1.7 Schedule 5.20. Schedule 5.20 to the Credit Agreement is hereby amended to state as set forth as Schedule 5.20 to this Restated Credit Agreement.

SECTION 2: CONDITIONS PRECEDENT. This Restated Credit Agreement shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied.

2.1 Receipt of Amendment. This Restated Credit Agreement shall have been duly executed by the Borrowers, the Administrative Agent and the Banks.

2.2 Receipt of Other Documents. The Administrative Agent shall have received from each New Borrower a manually signed certificate from the Secretary of such New Borrower, in form and substance satisfactory to the Administrative Agent and dated the date of this Restated Credit Agreement, as to (i) the incumbency of, and bearing manual specimen signatures of, the Authorized Signatories of such New Borrower, and (ii) certifying and attaching copies of (A) such New Borrower’s Organization Documents as then in effect, (B) duly authorized resolutions of such New Borrower’s board of directors or trustees authorizing the transactions contemplated hereby, (C) the Prospectus of such New Borrower and (D) all amendments to such New Borrower’s investment objectives, policies and restrictions since the date of such Prospectus.

2.3 Opinion of Counsel. The Administrative Agent shall have received from each Borrower an opinion of counsel to the Borrowers in form satisfactory to the Administrative Agent; provided that only limited opinions shall be provided with respect to Borrowers who are not New Borrowers as previously agreed upon between the Adviser and the Administrative Agent.

2.4 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Restated Credit Agreement, the following statements by each Borrower and, to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, shall be true and correct (and each Borrower, and, to the extent such Borrower is a series of a trust or a Maryland corporation, such Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, by its execution of this Restated Credit Agreement, hereby severally represents and warrants to the Banks with respect to itself that such statements are true and correct as at such times):

(a) the representations and warranties with respect to such Borrower set forth in Article IV of the Credit Agreement, as amended and restated hereby, shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(b) no Default or Event of Default shall have then occurred and be continuing with respect to such Borrower.

2.5 Receipt of Allocation Notice. The Administrative Agent shall have received an Allocation Notice from the Borrowers.

2

SECTION 3: REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this Restated Credit Agreement, each Borrower and, to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, severally represents and warrants with respect to itself to each Bank as follows:

3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by such Borrower or, to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust or Maryland corporation on behalf of such Borrower, of this Restated Credit Agreement is within such Borrower’s, or to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust’s or such Maryland corporation’s trust or corporate powers, as the case may be, have been duly authorized by all necessary trust or corporate action, as applicable, on the part of such Borrower or, to the extent such Borrower is a series of a Trust or Maryland corporation, such Trust or such Maryland corporation, and do not:

(a) conflict with such Borrower’s, or to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust’s or Maryland corporation’s, Organization Documents;

(b) conflict with the most recent Prospectus or the most recent SAI (if applicable) of, any law applicable to, material agreement binding upon, or court or administrative order or decree applicable to, such Borrower; or

(c) result in, or require the creation or imposition of, any Lien on any of such Borrower’s assets.

3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution, delivery or performance of this Restated Credit Agreement by such Borrower, or to the extent Borrower is a series of a Trust or a Maryland corporation, such Trust or such Maryland corporation.

3.3 Validity, etc. This Restated Credit Agreement constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

SECTION 4: MISCELLANEOUS.

4.1 Amendment and Restatement. Upon the effectiveness hereof, the Credit Agreement shall be restated in its entirety to read as set forth in the Credit Agreement, as amended hereby, and all rights and obligations of the parties shall be as set forth in the Credit Agreement as amended and restated hereby (except that any provision of the Credit Agreement which by its terms survives termination thereof shall remain in full force and effect).

4.2 Payment of Costs and Expenses. Each Borrower severally agrees to pay on demand its pro rata share of all reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Restated Credit Agreement.

4.3 Severability. Any provision of this Restated Credit Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Restated Credit Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

4.4 Headings. The various headings of this Restated Credit Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Restated Credit Agreement or any provisions hereof.

3

4.5 Execution in Counterparts. This Restated Credit Agreement may be executed by the parties hereto in several counterparts (including by facsimile or other reliable electronic transmission), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

4.6 Governing Law. THIS RESTATED CREDIT AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

4.7 Successors and Assigns. This Restated Credit Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of this page intentionally left blank; signature pages to follow.]

4

IN WITNESS WHEREOF, the parties hereto have caused this Restated Credit Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA)
By: Name: Title:

MLIM FUNDS
SIXTH AMENDMENT
SIGNATURE PAGE
NOVEMBER 2005

Maryland Corporations:

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

THE ASSET PROGRAM, INC., on behalf of the following series:
            *Merrill Lynch Mid Cap Value Opportunities Fund

MERRILL LYNCH BALANCED CAPITAL FUND, INC.

MERRILL LYNCH BOND FUND, INC., on behalf of each of the following series:
            *High Income Portfolio
            *Intermediate Term Portfolio

MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

MERRILL LYNCH GLOBAL GROWTH FUND, INC.

MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.

MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.

MERRILL LYNCH GLOBAL VALUE FUND, INC.

MERRILL LYNCH HEALTHCARE FUND, INC.

MERRILL LYNCH LATIN AMERICA FUND, INC.

MERRILL LYNCH MUNICIPAL BOND FUND, INC., on behalf of each of the following series:
            *Merrill Lynch Municipal Bond Fund, Inc. — The Insured Portfolio
            *Merrill Lynch Municipal Bond Fund, Inc. — The National Portfolio
            *Merrill Lynch Municipal Bond Fund, Inc. — The Limited Maturity Portfolio

MERRILL LYNCH PACIFIC FUND, INC.

MERRILL LYNCH FOCUS VALUE FUND, INC.

FAM SERIES FUND, INC. (FKA MERRILL LYNCH SERIES FUND, INC.), on behalf of each of the following series:
            *Mercury Large Cap Core Strategy Portfolio (FKA Merrill Lynch Large
                Cap Core Strategy Portfolio)
            *Mercury Global Allocation Strategy Portfolio (FKA Merrill Lynch Global
                Allocation Strategy Portfolio)
            *Mercury Fundamental Growth Strategy Portfolio (FKA Merrill Lynch
                Fundamental Growth Strategy Portfolio)
            *Mercury High Yield Portfolio (FKA High Yield Portfolio)
            *Mercury Intermediate Government Bond Portfolio (FKA Intermediate
                Government Bond Portfolio)
            *Mercury Core Bond Strategy Portfolio (FKA Merrill Lynch Core Bond
                Strategy Portfolio)

MLIM FUNDS
SIXTH AMENDMENT
SIGNATURE PAGE
NOVEMBER 2005

            *Mercury Balanced Capital Strategy Portfolio (FKA Merrill Lynch
                Balanced Capital Strategy Portfolio)

FAM VARIABLE SERIES FUNDS, INC. (FKA MERRILL LYNCH VARIABLE SERIES FUNDS, INC.), on behalf of each of the following series:
            *Mercury American Balanced V.I. Fund (FKA Merrill Lynch American
                Balanced V.I. Fund)
            *Mercury Basic Value V.I. Fund (FKA Merrill Lynch Basic Value V.I. Fund)
            *Mercury Global Growth V.I. Fund (FKA Merrill Lynch Global
                Growth V.I. Fund)
            *Mercury Global Allocation V.I. Fund (FKA Merrill Lynch Global
                Allocation V.I. Fund)
            *Mercury Utilities and Telecommunications V.I. Fund
                (FKA Merrill Lynch Utilities and Telecommunications V.I. Fund)
            *Mercury Government Bond V.I. Fund
                (FKA Merrill Lynch Government Bond V.I. Fund)
            *Mercury Index 500 V.I. Fund (FKA Merrill Lynch Index 500 V.I. Fund)
            *Mercury Large Cap Core V.I. Fund
                (FKA Merrill Lynch Large Cap Core V.I. Fund)
            *Mercury Large Cap Value V.I. Fund
                (FKA Merrill Lynch Large Cap Value V.I. Fund)
            *Mercury Value Opportunities V.I. Fund
                (FKA Merrill Lynch Small Cap Value V.I. Fund)
            *Mercury High Current Income V.I. Fund
                (FKA Merrill Lynch High Current Income V.I. Fund)
            *Mercury Core Bond V.I. Fund
                (FKA Merrill Lynch Core Bond V.I. Fund)
            *Mercury Fundamental Growth V.I. Fund
                (FKA Merrill Lynch Fundamental Growth V.I. Fund)
            *Mercury Large Cap Growth V.I. Fund
                (FKA Merrill Lynch Large Cap Growth V.I. Fund)
            *Mercury International Value V.I. Fund
                (FKA Merrill Lynch International Value V.I. Fund)

MERRILL LYNCH WORLD INCOME FUND, INC.

FDP SERIES INC., on behalf of each of the following series:
            *Marisco Growth FDP Fund
            *MFS Research International FDP Fund
            *Franklin Templeton Total Return FDP Fund
            *Van Kampen Value FDP Fund

Massachusetts Business Trusts:

MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST, on behalf of the following series:
            *Merrill Lynch California Insured Municipal Bond Fund

MERRILL LYNCH EUROFUND

MERRILL LYNCH U.S. GOVERNMENT FUND
            (FKA MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND)

MERRILL LYNCH NATURAL RESOURCES TRUST

MLIM FUNDS
SIXTH AMENDMENT
SIGNATURE PAGE
NOVEMBER 2005

MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST, on behalf of each of the following series:
            *Merrill Lynch Florida Municipal Bond Fund
            *Merrill Lynch New Jersey Municipal Bond Fund
            *Merrill Lynch New York Municipal Bond Fund
            *Merrill Lynch Pennsylvania Municipal Bond Fund

MERRILL LYNCH MUNICIPAL SERIES TRUST, on behalf of the following series:
            *Merrill Lynch Municipal Intermediate Term Fund

MERRILL LYNCH EQUITY DIVIDEND FUND

MERCURY FUNDS II, on behalf of the following series:
            *Merrill Lynch International Value Fund

Delaware Statutory Trusts:

MASTER LARGE CAP SERIES TRUST, on behalf of each of the following series:
            *Master Large Cap Growth Portfolio
            *Master Large Cap Value Portfolio
            *Master Large Cap Core Portfolio

QUANTITATIVE MASTER SERIES TRUST, on behalf of each of the following series:
            *Master Enhanced International Series
            *Master International Index Series Master
                (FKA Master International (Cap Weighted) Series)
            *Master Enhanced S&P 500 Series
            *Master Extended Market Series
                (FKA Master Extended Market Index Series)
            *Master Mid Cap Index Series
            *Master Aggregate Bond Index Series
            *Master S&P 500 Index Series
            *Master Small Cap Index Series
            *Master Enhanced Small Cap Series

FUND ASSET MANAGEMENT MASTER TRUST, on behalf of the following series:
            *Low Duration Master Portfolio

GLOBAL FINANCIAL SERVICES MASTER TRUST, on behalf of the following series:
            *Global Financial Services Portfolio

MASTER BASIC VALUE TRUST

MASTER FOCUS TWENTY TRUST

MASTER SENIOR FLOATING RATE TRUST

MASTER VALUE OPPORTUNITIES TRUST

MASTER U.S. HIGH YIELD TRUST

MERCURY MASTER TRUST, on behalf of each of the following series:
            *Merrill Lynch Master International Portfolio
            *Merrill Lynch Master Small Cap Growth Portfolio

MLIM FUNDS
SIXTH AMENDMENT
SIGNATURE PAGE
NOVEMBER 2005

MASTER REAL INVESTMENT TRUST

MASTER INFLATION PROTECTED TRUST

MERRILL LYNCH PRINCIPAL PROTECTED TRUST, on behalf of each of the following series:
            *Merrill Lynch Basic Value Principal Protected Fund
            *Merrill Lynch Fundamental Growth Principal Protected Fund

MANAGED ACCOUNT SERIES, on behalf of:
            *Global SmallCap Portfolio
            *Mid Cap Value Opportunities Portfolio
            *US Mortgage Portfolio
            *High Income Portfolio

MERRILL LYNCH GLOBAL EQUITY OPPORTUNITIES FUND

By: Name: Title:

MLIM FUNDS
SIXTH AMENDMENT
SIGNATURE PAGE
NOVEMBER 2005

LLOYDS TSB BANK, PLC, Individually and as Syndication Agent
By: Name: Title:
By: Name: Title:

MLIM FUNDS
SIXTH AMENDMENT
SIGNATURE PAGE
NOVEMBER 2005

PNC BANK, N.A., Individually and as Syndication Agent
By: Name: Title:

MLIM FUNDS
SIXTH AMENDMENT
SIGNATURE PAGE
NOVEMBER 2005

THE BANK OF NEW YORK
By: Name: Title:

MLIM FUNDS
SIXTH AMENDMENT
SIGNATURE PAGE
NOVEMBER 2005

STATE STREET BANK AND TRUST COMPANY
By: Name: Title:

MLIM FUNDS
SIXTH AMENDMENT
SIGNATURE PAGE
NOVEMBER 2005

ABN AMRO BANK N.V.
By: Name: Title:
By: Name: Title:

MLIM FUNDS
SIXTH AMENDMENT
SIGNATURE PAGE
NOVEMBER 2005

BANK OF AMERICA, N.A.
By: Name: Title:

MLIM FUNDS
SIXTH AMENDMENT
SIGNATURE PAGE
NOVEMBER 2005

BNP PARIBAS
By: Name: Title:
By: Name: Title:

MLIM FUNDS
SIXTH AMENDMENT
SIGNATURE PAGE
NOVEMBER 2005

BROWN BROTHERS HARRIMAN & CO.
By: Name: Title:

MLIM FUNDS
SIXTH AMENDMENT
SIGNATURE PAGE
NOVEMBER 2005

CITIBANK, N.A.
By: Name: Title:

MLIM FUNDS
SIXTH AMENDMENT
SIGNATURE PAGE
NOVEMBER 2005

HSBC BANK USA, N.A.
By: Name: Title:

MLIM FUNDS
SIXTH AMENDMENT
SIGNATURE PAGE
NOVEMBER 2005

MELLON BANK, N.A.
By: Name: Title:

MLIM FUNDS
SIXTH AMENDMENT
SIGNATURE PAGE
NOVEMBER 2005

SVENSKA HANDELSBANKEN AB
By: Name: Title:
By: Name: Title:

Schedule 1

ADDRESSES FOR NOTICES AND
COMMITMENT AMOUNTS

JPMorgan Chase Bank, N.A. 270 Park Avenue New York, NY 10017 Attention: Ms. Marybeth Mullen Telephone: (212) 270-5049 Facsimile: (212) 270-0670	Commitment Amount: $90,000,000 Commitment Percentage: 18%
Lloyds TSB Bank, plc 1251 Avenue of the Americas 39th Floor New York, NY 10020 Attention: Mr. Robert Pearson Telephone: (212) 930 5035 Facsimile: (212) 930 5098	Commitment Amount: $65,000,000 Commitment Percentage: 13%
PNC Bank, National Association 70 East 55th Street, 24th Floor New York, NY 10022 Attention: Don Davis Telephone: 212-303-0034 Facsimile: 212-303-0064	Commitment Amount: $65,000,000 Commitment Percentage: 13%
The Bank of New York One Wall Street New York, NY 10286 Attention: Mr. Andrew S. Demko Telephone: 212-635-6872 Facsimile: 212-809-9566	Commitment Amount: $40,000,000 Commitment Percentage: 8%
State Street Bank and Trust Company
Mutual Fund Lending
Lafayette Corporate Center
2 Avenue de Lafayette
2nd Floor
Boston, MA 02111

Attention: Mr. Charles Garrity

Telephone: 617-662-1282
Facsimile: 617-662-2325	Commitment Amount: $40,000,000 Commitment Percentage: 8%

Sch. 1-1

ABN AMRO Bank N.V. 500 Park Avenue New York, NY 10022 Attention: Mr. Giovanni Fallone Telephone: 212-446-4111 Facsimile: 212-446-4335	Commitment Amount: $25,000,000 Commitment Percentage: 5%
Bank of America, N.A. 335 Madison Avenue 5th Floor New York, NY 10017 Attention: Ms. Maryanne Fitzmaurice Telephone: 212-503-8343 Facsimile: 212-503-7027	Commitment Amount: $25,000,000 Commitment Package: 5%
BNP Paribas 787 7th Avenue 28th Floor New York, NY 10019 Attention: Mr. Laurent Vanderzyppe Telephone: 212-841-2927 Facsimile: 212-841-2533	Commitment Amount: $25,000,000 Commitment Percentage: 5%
Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 Attention: Mr. Michael McDonald Telephone: 617-772-1364 Facsimile: 617-772-1138	Commitment Amount: $25,000,000 Commitment Percentage: 5%
Citibank, N.A. 388 Greenwich St., 23rd Fl New York, NY 10013 Attention: Mr. Alexander Duka Telephone: 212-816-3260 Facsimile: 212-816-4143	Commitment Amount: $25,000,000 Commitment Percentage: 5%

Sch. 1-2

HSBC Bank USA 452 5th Avenue 25th Floor New York, NY 10018 Attention: Mr. Paul Lopez Telephone: 212-525-6662 Facsimile: 212-525-8370	Commitment Amount: $25,000,000 Commitment Percentage: 5%
Mellon Bank, N.A. Penn Plaza 29th Floor New York, NY 10119-4798 Attention: Mr. Thomas Caruso Telephone: 212-330-1317 Facsimile: 212-330-1332	Commitment Amount: $25,000,000 Commitment Percentage: 5%
Svenska Handelsbanken AB 875 Third Avenue — 4th Floor New York, NY 10022 Attention: Ms. Sophia Ng Telephone: 212-326-2708 Facsimile: 212-326-6151	Commitment Amount: $25,000,000 Commitment Percentage: 5%

Sch. 1-3

Schedule 4.9

BORROWERS WITH LESS THAN 25% OF ASSETS IN MARGIN STOCK

Master Senior Floating Rate Trust

Merrill Lynch Short Term U.S. Government Fund, Inc.

Merrill Lynch California Municipal Series Trust,
on behalf of the following series:
*Merrill Lynch California Insured Municipal Bond Fund

Merrill Lynch U.S. Government Fund

Merrill Lynch Multi-State Municipal Series Trust,
on behalf of each of the following series:
*Merrill Lynch Florida Municipal Bond Fund
*Merrill Lynch New Jersey Municipal Bond Fund
*Merrill Lynch New York Municipal Bond Fund
*Merrill Lynch Pennsylvania Municipal Bond Fund

Merrill Lynch Municipal Bond Fund, Inc.,
on behalf of each of the following series:
*Merrill Lynch Municipal Bond Fund, Inc. — The Insured Portfolio
*Merrill Lynch Municipal Bond Fund, Inc. — The National Portfolio
*Merrill Lynch Municipal Bond Fund, Inc. — The Limited Maturity Portfolio

Merrill Lynch Municipal Series Trust,
on behalf of the following series:
*Merrill Lynch Municipal Intermediate Term Fund

FAM Series Funds, Inc.,
on behalf of the following series:
*Mercury Intermediate Government Bond Portfolio

FAM Variable Series Funds, Inc.,
on behalf of the following series:
*Mercury Government Bond V.I. Fund

FDP Series, Inc., on behalf of the following series:
*Franklin Templeton Total Return FDP Fund

Managed Account Series Trust, on behalf of each of the following series:
*U.S. Mortgage Portfolio
*High Income Portfolio

Sch. 4.9-1

Schedule 5.20

NAME OF BORROWER	NAME OF CUSTODIAN **
Maryland Corporations:
Merrill Lynch Short Term U.S. Government Fund, Inc.	BONY
The Asset Program, Inc., on behalf of the following series: *Merrill Lynch Mid Cap Value Opportunities Fund	BONY
Merrill Lynch Balanced Capital Fund, Inc.	BONY
Merrill Lynch Bond Fund, Inc., on behalf of each of the following series: *High Income Portfolio *Intermediate Term Portfolio	State Street
Merrill Lynch Developing Capital Markets Fund, Inc.	Brown Brothers
Merrill Lynch Disciplined Equity Fund, Inc.	JPMorgan Chase
Merrill Lynch Fundamental Growth Fund, Inc.	JPMorgan Chase
Merrill Lynch Global Allocation Fund, Inc.	Brown Brothers
Merrill Lynch Global Growth Fund, Inc.	State Street
Merrill Lynch Global SmallCap Fund, Inc.	Brown Brothers
Merrill Lynch Global Technology Fund, Inc.	Brown Brothers
Merrill Lynch Utilities and Telecommunications Fund, Inc.	JPMorgan Chase
Merrill Lynch Global Value Fund, Inc.	Brown Brothers
Merrill Lynch Healthcare Fund, Inc.	JPMorgan Chase
Merrill Lynch Latin America Fund, Inc.	Brown Brothers
Merrill Lynch Municipal Bond Fund, Inc.,
on behalf of each of the following series:
*Merrill Lynch Municipal Bond Fund, Inc. — The Insured Portfolio
*Merrill Lynch Municipal Bond Fund, Inc. — The National Portfolio
*Merrill Lynch Municipal Bond Fund, Inc. — The Limited Maturity Portfolio	BONY
Merrill Lynch Pacific Fund, Inc.	Brown Brothers
Merrill Lynch Focus Value Fund, Inc.	JPMorgan Chase

Sch. 5.20-1

NAME OF BORROWER	NAME OF CUSTODIAN **
FAM Series Fund, Inc.,
on behalf of each of the following series:
*Mercury Large Cap Core Strategy Portfolio
*Mercury Global Allocation Strategy Portfolio
*Mercury Fundamental Growth Strategy Portfolio
*Mercury High Yield Portfolio
*Mercury Intermediate Government Bond Portfolio
*Mercury Core Bond Strategy Portfolio
*Mercury Balanced Capital Strategy Portfolio	BONY
FAM Variable Series Funds, Inc.,
on behalf of each of the following series:
*Mercury American Balanced V.I. Fund
*Mercury Basic Value V.I. Fund
*Mercury Global Growth V.I. Fund
*Mercury Global Allocation V.I. Fund
*Mercury Utilities and Telecommunications V.I. Fund
*Mercury Government Bond V.I. Fund
*Mercury Index 500 V.I. Fund
*Mercury Large Cap Core V.I. Fund
*Mercury Large Cap Value V.I. Fund
*Mercury High Current Income V.I. Fund
*Mercury Core Bond V.I. Fund
*Mercury Fundamental Growth V.I. Fund
*Mercury Value Opportunities V.I. Fund
*Mercury Large Cap Growth V.I. Fund
*Mercury International Value V.I. Fund	All BONY except as noted. Brown Brothers Brown Brothers
Merrill Lynch World Income Fund, Inc.	State Street
FDP Series, Inc., on behalf of the following series: *Marisco Growth FDP Fund *MFS Research International FDP Fund *Franklin Templeton Total Return FDP Fund *Van Kampen Value FDP Fund	Brown Brothers
Massachusetts Business Trusts:
Merrill Lynch California Municipal Series Trust, on behalf of the following series: *Merrill Lynch California Insured Municipal Bond Fund	BONY
Merrill Lynch EuroFund	Brown Brothers
Merrill Lynch U.S. Government Fund	BONY
Merrill Lynch Natural Resources Trust	BONY

Sch. 5.20-2

NAME OF BORROWER	NAME OF CUSTODIAN **
Merrill Lynch Multi-State Municipal Series Trust, on behalf of each of the following series:
*Merrill Lynch Florida Municipal Bond Fund
*Merrill Lynch New Jersey Municipal Bond Fund
*Merrill Lynch New York Municipal Bond Fund
*Merrill Lynch Pennsylvania Municipal Bond Fund	State Street
Merrill Lynch Municipal Series Trust, on behalf of the following series: *Merrill Lynch Municipal Intermediate Term Fund	State Street
Merrill Lynch Equity Dividend Fund	State Street
Mercury Funds II, on behalf of the following series: *Merrill Lynch International Value Fund	Brown Brothers
Delaware Statutory Trusts:
Global Financial Services Master Trust, on behalf of the following series: *Global Financial Services Portfolio	Brown Brothers
Quantitative Master Series Trust
on behalf of each of the following series:
*Master Aggregate Bond Index Series
*Master S&P 500 Index Series
*Master Small Cap Index Series
*Master Enhanced International Series
*Master International Index Series
*Master Enhanced S&P 500 Series
*Master Extended Market Series
*Master Mid Cap Index Series
*Master Enhanced Small Cap Series	All Merrill Lynch Global Custody except as noted JPMorgan Chase JPMorgan Chase JPMorgan Chase JPMorgan Chase JPMorgan Chase JPMorgan Chase
Master Basic Value Trust	BONY
Master Focus Twenty Trust	BONY
Master Senior Floating Rate Trust	BONY
Master Value Opportunities Trust	BONY
Master U.S. High Yield Trust	State Street
Mercury Master Trust, on behalf of each of the following series: *Merrill Lynch Master International Portfolio * Merrill Lynch Master Small Cap Growth Portfolio	Brown Brothers

Sch. 5.20-3

NAME OF BORROWER	NAME OF CUSTODIAN **
Master Large Cap Series Trust, on behalf of each of the following series: *Master Large Cap Core Portfolio *Master Large Cap Growth Portfolio *Master Large Cap Value Portfolio	Brown Brothers
Master Real Investment Trust	BONY
Master Inflation Protected Trust	BONY
Merrill Lynch Principal Protected Trust, on behalf of each of the following series: *Merrill Lynch Basic Value Principal Protected Fund *Merrill Lynch Fundamental Growth Principal Protected Fund	Brown Brothers
Fund Asset Management Master Trust, on behalf of the following series: *Low Duration Master Portfolio	Brown Brothers
Merrill Lynch Global Equity Opportunities Fund	Brown Brothers
Managed Account Series Trust, on behalf of each of the following series: *Global SmallCap Portfolio *Mid Cap Value Opportunities Portfolio *U.S. Mortgage Portfolio *High Income Portfolio	Brown Brothers Brown Brothers State Street State Street

**

1. ‘‘BONY’’ = The Bank of New York

2. ‘‘Brown Brothers’’ = Brown Brothers Harriman & Co.

3. ‘‘JPMorgan Chase’’ = JPMorgan Chase Bank, N.A.

4. ‘‘State Street’’ = State Street Bank and Trust Company

Sch. 5.20-4